UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 16, 2003

PAINCARE HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	1-14160	(06-1110906)
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

37 N. Orange Avenue, Suite 500

Orlando, Florida 32801

(Address of Principal Executive Offices Including Zip Code)

(407) 926-6615

(Registrant’s Telephone Number, Including Area Code)

(407) 926-6616

(Registrant’s Facsimile Number, Including Area Code)

www.paincareinc.com

(Registrant’s Website Address)

HELPMATE ROBOTICS, INC.

Shelter Rock Lane, Danbury, Connecticut, 06810: (203) 798-8988

(Former Name And Former Address, If Changed Since Last Report)

ITEM 2 ACQUISITION OR DISPOSITION OF ASSETS

On May 16,2003, we completed the acquisition of the outstanding capital stock of Medical Rehabilitation Specialists II, Inc, a pain management physician practice headquartered in Tallahassee, Florida. The capital stock was acquired in a merger transaction from Kirk Mauro, M.D., the sole shareholder. Dr. Mauro had no prior relationships with us. The purchase price consisted of $975,000 in cash, a note for $400,000, and 1,100,000 shares of our common stock valued at $1.25 per share. We may also make additional payments of up to $2,750,000 in cash and common stock if certain net earnings goals are achieved in each of the first three fiscal years following the closing. The acquisition has been accounted for using the purchase method of accounting. We funded the cash portion of the purchase price of Medical Rehabilitation Specialists II, Inc. with internal cash reserves of $975,000 and a note for $400,000 which is payable on June 15, 2003.

ITEM 7 FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

The following financial statements, pro forma information and exhibits are filed as part of this report.

(a) Financial Statements of Business Acquired

Medical Rehabilitation Specialists II, Inc.

Report of Independent Certified Public Accountants

2002 and 2001 Financial Statements:

•	Balance Sheets as of December 31, 2002 and 2001
•	Statements of Operations and Retained Earnings for the years ended December 31, 2002 and 2001
•	Statements of Cash Flows for the years ended December 31, 2002 and 2001

Notes to Financial Statements

(a) Pro forma financial information:

•	Introduction to Unaudited Pro Forma Condensed Consolidated Financial Information
•	Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2002 and 2001
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2002 and 2001

*	Previously filed with the Securities and Exchange Commission with the Company’s Form 8-K on April 24, 2003.

Exhibits	Material Contracts

Exhibit 10.1

Agreement and Plan of Merger entered into by and among PAINCARE HOLDINGS, INC., a Florida corporation (“PANC”) and PAINCARE ACQUISITION COMPANY IV, INC., a Florida corporation (the “Acquisition Corp”), a wholly owned subsidiary of PANC (PANC and the Acquisition Corp shall Sometimes be hereinafter collectively known as the “Buyer”)and KIRK MAURO, M.D.(as the “Stockholder”) and MEDICAL REHABILITATION SPECIALISTS II, P.A., a Florida corporation (hereinafter “Company”).*

Exhibit 10.2

Addendum (the “Addendum”) entered into on the 6th day of May,2003 with respect to that certain MERGER AGREEMENT AND PLAN OF REORGANIZATION (the “Merger Agreement”) entered into on April 17, 2003 by and among PAINCARE HOLDINGS, INC., a Florida corporation (“PainCare”), PAINCARE ACQUISITION COMPANY IV, INC., a Florida corporation (“Subsidiary”, and together with PainCare, the “Acquiring Companies”), MEDICAL REHABILITATION SPECIALISTS II, P.A., a Florida professional association (the “Company”), and KIRK MAURO, M.D., an individual (the “Shareholder”).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PAINCARE HOLDINGS, INC.

Date: MAY 21, 2003	By:	/s/ RANDY LUBINSKY
Chief Executive Officer and Director

Date: MAY 21, 2003	By:	/s/ MARK SZPORKA
Chief Financial Officer, Secretary and Director

Independent Auditors’ Report

The Board of Directors

Medical Rehabilitation Specialists II, P.A.

We have audited the accompanying balance sheets of Medical Rehabilitation Specialists II, P.A. as of December 31, 2002 and 2001 and the related statements of operations and retained earnings, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Medical Rehabilitation Specialists II, P.A. at December 31, 2002 and 2001 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/S/ PARKS, TSCHOPP, WHITCOMB & ORR, P.A.

April 3, 2003

Maitland, Florida

MEDICAL REHABILITATION SPECIALISTS II, P.A.

Balance Sheets

December 31, 2002 and 2001

Assets

	2002	2001
Current assets:
Cash	$1,827	$2,824
Accounts receivable	159,914	183,900
Other current assets	—	20,697

Total current assets	161,741	207,421

Furniture, equipment and leasehold improvements, net (note 2)	2,294	3,828
Intangible assets, net of accumulated amortization	114,246	124,632

Total assets	$278,281	$335,881

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable and accrued expenses	$4,760	$4,251

Total current liabilities	4,760	4,251

Stockholders’ equity:
Common stock, no par value, 1,000 shares authorized, 1 share issued and outstanding	500	500
Retained earnings	273,021	331,130

Total stockholders’ equity	273,521	331,630

Commitments and contingencies (notes 3 and 4)
	$278,281	$335,881

See accompanying notes to financial statements.

MEDICAL REHABILITATION SPECIALISTS II, P.A.

Statements of Operations and Retained Earnings

Years ended December 31, 2002 and 2001

	2002	2001
Net patient revenue	$1,510,554	$1,380,001
Cost of patient revenue	266,240	254,000

Gross profit	1,244,314	1,126,001
General and administrative expenses	210,234	324,779

Net income	1,034,080	801,222
Retained earnings at beginning of year	331,130	464,706

Distribution to shareholder	(1,092,189)	(934,798)
Retained earnings at end of year	$273,021	$331,130

See accompanying notes to financial statements.

MEDICAL REHABILITATION SPECIALISTS II, P.A.

Statements of Cash Flows

Years Ended December 31, 2002 and 2001

	2002	2001
Cash flows from operating activities:
Net income	$1,034,080	$801,222
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	28,294	12,765
Cash provided by (used for) changes in:
Accounts receivable	23,986	(8,900)
Other current assets	20,697	124,178
Accounts payable and accrued expenses	509	(651)
Net cash provided by operating activities	1,107,566	928,614

Cash flows from financing activities:
Distributions to shareholder	(1,092,189)	(934,798)

Net cash used in financing activities	(1,092,189)	(934,798)

Cash flow from investing activities:
Acquisition of equipment	(16,374)	(229)

Net cash used in investing activities	(16,374)	(229)

Net change in cash	(997)	(6,413)
Cash at beginning of year	2,824	9,237

Cash at end of year	$1,827	$2,824

Supplemental disclosures of cash flow information:
Cash paid for interest	$—	$—

See accompanying notes to financial statements.

MEDICAL REHABILITATION SPECIALISTS II, P.A.

Notes to Financial Statements

December 31, 2002 and 2001

(1) Organization and Summary of Significant Accounting Policies

(a) Organization and Mission

Medical Rehabilitation Specialists II, P.A. (Company) is a medical clinic providing treatment for patients who suffer from pain, located in Tallahassee, Florida. The Company’s primary mission is to provide quality specialized treatment to the North Florida area.

(b) Net Patient Service Revenue

Patient service revenue is recognized at the time the service is performed at the estimated net realizable amounts from patients, third-party payors and others for services rendered. The Company is a provider under the Medicare program and various other third-party payor arrangement which provide for payments to the Company at amounts different from its established rates. Provisions for estimated third-party payor settlements, if necessary, are provided in the period the related services are rendered.

Changes in the allowance for credit losses and contractual allowance for the years ended December 31, are as follows:

	2002	2001
Balance at beginning of year	$150,462	143,181
Provision for credit losses and contractual allowance	632,575	577,903
Charge offs	(623,303)	(570,622)

Balance at end of year	$159,734	150,462

(c) Income Taxes

The Company has elected to be taxed under the Subchapter S provisions of the Internal Revenue Code. These provisions provide that the taxable income of the Company be included in the income tax returns of the stockholders. Accordingly, no income tax related assets, liabilities or provision for income taxes has been recorded in the accompanying financial statements.

MEDICAL REHABILITATION SPECIALISTS II, P.A.

Notes to Financial Statements

December 31, 2002 and 2001

(1) Organization and Summary of Significant Accounting Policies – (Continued)

(d) Financial Instruments Fair Value, Concentration of Business and Credit Risks

The carrying amount reported in the balance sheet for cash, accounts receivable, accounts payable and accrued expenses approximates fair value because of the immediate or short-term maturity of these financial instruments. The carrying amount reported in the accompanying balance sheets for long-term debt approximates fair value because the actual interest rates do not significantly differ from current rates offered for instruments with similar characteristics. Financial instruments which potentially subject the Company to concentrations of credit risk consist principally of patient accounts receivable which amount to approximately $160,000. The Company performs credit evaluations of its patients prior to rendering service and generally does not require collateral.

(e) Use of Estimates

Management of the Company has made certain estimates and assumptions relating to the reporting of assets and liabilities and the disclosure of contingent assets and liabilities to prepare these financial statements in conformity with generally accepted accounting principles. Actual results could differ from those estimates.

(f) Cash Flows

For purposes of cash flows, cash and cash equivalents include cash on hand, cash on deposit (including interest bearing accounts) and short-term financial instruments with a maturity, from the date of purchase, of three months or less.

(2) Property and Equipment

Property and equipment consist of the following at December 31:

	2002	2001
Furniture and equipment	$281,859	$12,485
Less accumulated depreciation	(26,565)	(8,657)

	$2,294	$3,828

MEDICAL REHABILITATION SPECIALISTS II, P.A.

Notes to Financial Statements

December 31, 2002 and 2001

(3) Commitments

The company leases its office space under a lease agreement accounted for as an operating lease. Future minimum lease payments are as follows:

2003	$11,136

Rent expense amounted to $10,762 and $12,636 for the years ended December 31, 2002 and 2001, respectively.

(4) Medical Malpractice Claims

The Company is subject to claims and legal actions primarily as a result of medical malpractice matters which arise in the ordinary course of business. The Company maintains malpractice insurance to protect against such claims or legal actions. A reserve for estimated claims payable by the Company as a result of malpractice and related legal actions has been reflected as a provision for professional liability claims in the accompanying balance sheet. This provision has been accrued based on estimates that incorporate the Company’s past experience as well as other considerations including the nature of each claim or incident and relevant trend factors. Management believes the ultimate resolution of such matters will be adequately covered by the Company’s insurance and/or recorded reserves and will not have a material adverse effect on its financial position or results of operations on demand.

(5) Subsequent Events

In March, 2003 the Company entered into a letter of intent with PainCare Holdings, Inc. (PainCare). The letter of intent provides for the merger of the Company into PainCare, a Florida corporation. In exchange for all of the capital stock of the Company, the Company shareholders will receive $2,750,000 payable in $1,375,000 cash at closing and 1,100,000 shares of common stock. The physician owner of the Company will receive a five year employment agreement with a base salary of $400,000 plus a bonus equal to 20% of EBITDA in excess of $1,100,000 annually.

Unaudited Pro Forma Financial Statements

The following unaudited pro forma financial statements give effect to the acquisition by PainCare Holdings, Inc. of Medical Rehabilitation Specialists II, P.A. in a transaction to be accounted for using the purchase method of accounting. The unaudited pro forma balance sheet is based on the historical balance sheets of PainCare Holdings, Inc. and Medical Rehabilitation Specialists II, P.A. appearing elsewhere in this registration statement or incorporated by reference. The unaudited pro forma statements of operations are based on the historical statement of operations of PainCare Holdings, Inc. and of Medical Rehabilitation Specialists II, P.A. appearing elsewhere in the registration statement or incorporated by reference and combine the results of operations of PainCare Holdings, Inc. and Medical Rehabilitation Specialists II, P.A. for the year ended December 31, 2002 and the year ended December 31, 2001 as if the acquisition occurred on the beginning of the period.

The unaudited pro forma information is presented for illustrative purposes only and is not necessarily indicative of the financial position or operating results that would have been achieved if the merger had been consummated as of the beginning of the period presented, nor are they necessarily indicative of future operating results or financial position of PainCare Holdings, Inc.

PainCare Holdings, Inc. will account for the merger with Medical Rehabilitation Specialists II, P.A. using the purchase method of accounting. As of January 1, 2002, PainCare Holdings, Inc. is no longer amortizing its goodwill in accordance with SFAS No. 142. Such goodwill will be subject to impairment testing using a fair value based method as of January 1, 2003.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Balance Sheet

As of December 31, 2002

	PainCare Historical Statements	MRS Historical Statements	Pro forma Adjustments	Pro forma
Assets
Current Assets:
Cash	$2,078,684	$1,827	$—	$2,080,511
Accounts receivable	2,781,094	159,914	—	2,941,008
Due from shareholder	339,325	—	—	339,325
Note receivable	100,316	—	—	100,316
Deposits & prepaid expenses	138,519	—	—	138,519

Total current assets	5,437,938	161,741	—	5,599,679
Furniture and equipment, net	3,012,615	2,294	—	3,014,909
Goodwill, net (1)	5,012,552	—	2,476,479	7,489,031
Other assets	203,822	114,246	—	318,068

Total assets	$13,666,927	$278,281	$2,476,479	$16,421,687

Liabilities and Stockholder’s Equity
Current liabilities:
Accounts payable	$529,031	$4,760	$-	$533,791
Current portion of notes payable	320,123	—	—	320,123
Current portion of convertible debenture	987,164	—	—	987,164
Current portion of lease payable	445,549	—	—	445,549

Total current liabilities	2,281,867	4,760	—	2,286,627
Notes payable (2)	1,009,391	—	400,000	1,409,391
Convertible debentures	664,055	—	—	664,055
Shareholder loan	1,890	—	—	1,890
Lease payable	2,155,733	—	—	2,155,733

Total liabilities	6,112,936	4,760	400,000	6,517,696
Stockholder’s equity:
Common stock, $.0001 par value (1)	1,557	500	(390)	1,667
Preferred stock, $.0001 par value	—	—	—	—
Additional paid in capital (1)	7,019,246	—	2,349,890	9,369,136
Retained earnings (1)	556,487	273,021	(273,021)	556,487
Cumulative translation adjustment	(23,299)	—	—	(23,299)

Total stockholder’s equity	7,553,991	273,521	2,076,479	9,903,991
Total liabilities & stockholder’s equity	$13,666,927	$278,281	$2,476,479	$16,421,687

See accompanying footnotes to unaudited pro forma financial statements.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the twelve months ended December 31, 2002

	PainCare Historical Statements	MRS Historical Statements	Pro forma Adjustments	Pro forma

Revenues (3)	$7,497,942	$1,510,554	$340,000	$9,348,496
Cost of sales	2,698,450	266,240	300,000	3,264,690

Gross profit	4,799,492	1,244,314	40,000	6,083,806
Operating expenses:
Selling, general and administrative (4)	3,468,515	210,234	—	3,678,749
Depreciation expense	206,949	—	—	206,949

Operating income	1,124,028	1,034,080	40,000	2,198,108
Interest expense	358,546	—	—	358,546
Other income	173,992	—	—	173,992

Income before taxes	939,474	1,034,080	40,000	2,013,554
Provision for income taxes	234,440	—	258,520	492,960

Net income	$705,034	$1,034,080	$(218,520)	$1,520,594

Basic earnings per share				$0.14

Basic weighted average shares outstanding				10,964,999

Diluted earnings per share				$0.12

Diluted weighted average shares outstanding				12,608,811

See accompanying footnotes to unaudited pro forma financial statements.

PAINCARE HOLDINGS, INC.

Unaudited Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2001

	PainCare Historical Statements	MRS Historical Statements	Pro forma Adjustments	Pro forma
Revenues (3)	$4,852,153	$1,380,001	$340,000	$6,572,154
Cost of sales	2,113,695	254,000	300,000	2,667,695

Gross profit	2,738,458	1,126,001	40,000	3,904,459
Operating expenses
Selling, general and administrative (4)	2,151,046	324,779	—	2,475,825
Depreciation expense	61,917	—	—	61,917

Operating income	525,495	801,222	40,000	1,366,717
Interest expense	179,691	—	—	179,691
Other income	—	—	—	—

Income before taxes	345,804	801,222	40,000	1,187,026
Provision for income taxes	—	—	200,306	200,306

Net income	$345,804	$801,222	$(160,306)	$986,720

Basic earnings per share				$0.13

Basic weighted average shares outstanding				7,466,357

Diluted earnings per share				$0.10

Diluted weighted average shares outstanding				9,825,357

See accompanying footnotes to unaudited pro forma financial statements

Footnotes to Unaudited Pro Forma Financial Statements

(1) Represents the impact of the purchase of the outstanding shares of Medical Rehabilitation Specialists, P.A. including the issuance of 1,100,000 shares of PainCare Holdings, Inc. common stock at $1.25 per share and the resulting goodwill of $2,476,479 using the purchase method of accounting.

(2) Represents a portion of the total cash consideration for the purchase of Medical Rehabilitation Specialists, P.A., which is due in full by June 15, 2003.

(3) Adjustment for the assignment of certain contracts which Dr. Mauro currently services through other entities which will be serviced in the future by Medical Rehabilitation Specialists, P.A.

(4) Adjustment for the compensation of Dr. Mauro to a base salary of $400,000 per year.